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                                                                   EXHIBIT 10.9

                                GRANT PURSUANT TO
                             1997 STOCK OPTION PLAN

MICHAEL J. ANDERSON, OPTIONEE:

Mission West Properties, a California corporation (the "Company"), hereby grants to Optionee, an option ("Option") to purchase a total of two hundred thousand (200,000) shares of Common Stock ("Shares") of the Company, at the price set forth herein, and in all respects subject to the terms, definitions and provisions of the Company's 1997 Stock Option Plan ("Plan"), which is incorporated herein by this reference.

THE DETAILS OF YOUR OPTION ARE AS FOLLOWS:

1.    NATURE OF THE OPTION
The Option is intended to be an  incentive  stock  option  within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the Option, or any portion thereof, does not qualify as an incentive stock option under the Code because the aggregate fair market value (determined at the grant date) of the Shares for which the Option or portion thereof first becomes exercisable hereunder will, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Shares or other securities for which the Option or one or more other incentive stock options granted to the Optionee prior to the grant date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first becomes exercisable during the calendar year, exceed $100,000 in the aggregate, the Option or portion thereof shall constitute an incentive stock option under the Plan in such calendar year only to the extent of such $100,000 limitation. To the extent that the fair market value of the Shares for which the Option first becomes exercisable in any calendar year exceeds such $100,000 limitation, the Option may nevertheless be exercised for those excess Shares in such calendar year as a "Nonstatutory Stock Option", as defined in
Section 2.o of the Plan.

2.    OPTION PRICE
The Option Price is four dollars and fifty cents ($4.50) for each Share.

3     VESTING AND EXERCISE OF OPTION
The Option shall vest and become exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:
      a.   VESTING AND RIGHT TO EXERCISE
           i. The Option shall vest as follows, subject to the Optionee's Continuous Employment with the Company:

                DATE OF EARLIEST EXERCISE                  NUMBER OF SHARES
                (VESTING)                                   (INSTALLMENT)
          ----------------------------------------------------------------------

                Six months from date of grant                   12,500
                One year from date of grant                     25,000
                Each month  thereafter for 35 months             4,514
                48th month from date of grant                    4,510


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           Subject to the  provisions  of  subparagraphs  ii and iii below,  the
           Optionee can exercise any portion of the Option until the expiration of the Option term. Notwithstanding the foregoing, but subject to the provisions of subparagraph ii below, at the election of the Optionee, the Option can be exercised in whole or in part at any time as to the Shares which have not vested, provided that the Optionee shall, as a condition of such exercise, execute and deliver the Restricted Stock Purchase Agreement in the form attached hereto ("Restricted Stock Purchase Agreement"), pursuant to which the Company shall be granted a Repurchase Option as to all Unvested Shares (as such term is defined in the Restricted Stock Purchase Agreement). ii. In the event
           of  the  Optionee's   death,   disability  or  other  termination  of
           employment, the exercisability of the Option shall be governed by Sections 9.d, e and f of the Plan. iii. The Option may not be exercised for fractional shares or for less than ten (10) Shares

      b.   METHOD OF EXERCISE
      In order to exercise any portion of this Option, the Optionee shall notify the Company in writing of the election to exercise the Option, the number of shares in respect of which the Option is being exercised by executing and delivering the Notice of Exercise of Stock Option in the form attached hereto, and shall execute and deliver to the Chief Financial Officer of the Company the Restricted Stock Purchase Agreement, together with the Stock Assignments, Escrow Agreement and, if applicable, the Consent of Spouse, Promissory Note, and Security Agreement, forms of which are attached as exhibits to the Restricted Stock Purchase Agreement. The Restricted Stock Purchase Agreement must be accompanied by payment in full of the aggregate purchase price for the Shares to be purchased. The certificate or certificates representing Shares as to which this Option has been exercised shall be registered in the name of the Optionee. b. RESTRICTIONS ON EXERCISE This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal or state securities law or other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of this Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

4.    NON-TRANSFERABILITY OF OPTION
This Option may be exercised during the lifetime of the Optionee only by the Optionee and, subject to the provisions of Sections 9.f and 10 of the Plan, may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

5.    METHOD OF PAYMENT
Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:
      a.   cash;
      b.   certified or bank cashier's check;
      c. full recourse promissory note secured by the Shares or equivalent collateral; or d. in the event there exists a public market for the Company's Common Stock on the date of exercise, by delivery of a sell order to a broker for the shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price of the shares being purchased on or before the settlement date for the sale of such shares to the broker; or e. in the event there exists a public market for the Company's Common Stock on the date of exercise, by surrender of shares of the Company's Common Stock, provided that if such shares were acquired upon exercise of an incentive stock option, the Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. In this case payment shall be made as follows:
           i. In addition to the execution and delivery of the Restricted Stock Purchase Agreement, Optionee shall deliver to the Secretary of the Company a written notice which shall set forth the portion of the purchase price the Optionee wishes to pay with Common Stock, and the number of shares of such Common Stock the Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the average of the last reported bid and asked prices per share of Common Stock of the Company, as reported in THE WALL STREET JOURNAL, for the day on which the notice of exercise is sent or delivered; ii. Fractional shares shall be disregarded and the
           Optionee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph i above; iii. The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of Shares set forth in the notice, and the certificate(s) representing said Shares shall be delivered to the Company at its principal offices within three (3) working days from the date of the notice of exercise; iv. The Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the Shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein; v. If any such transfer of Shares requires the consent of the California Commissioner of Corporations or of some other agency under the securities laws of any other state, or an opinion of counsel for the Company or Optionee that such transfer may be effected under applicable Federal and state securities laws, the time periods specified herein shall be extended for such periods as the necessary request for consent to transfer is pending before said Commissioner or other agency, or until counsel renders such an opinion, as the case may be. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law; and vi. Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with Shares of the Company's Common Stock owned by him as of the exercise date in the manner and within the time periods allowed under 17 CFR ss.240.16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as such regulation is presently constituted,  as it is  amended  from  time  to  time,  and  as it is
           interpreted   now  or  hereafter  by  the   Securities  and  Exchange
           Commission.

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of
Section 11 of the Plan in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization.

7.    TERM OF OPTION
This Option may not be exercised more than six (6) years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

8.    REPURCHASE RIGHTS
The Optionee hereby agrees that any Shares acquired upon the exercise of this Option shall be subject to the rights of the Company to repurchase such Shares to the extent such Shares have not yet vested and to certain restrictions on transfer specified in the Restricted Stock Purchase Agreement.

9.    NOT EMPLOYMENT CONTRACT
Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law. This is not an employment contract.

10.   INCOME TAX WITHHOLDING
a. The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the shares acquired upon exercise of an incentive stock option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, or a disqualifying disposition of the shares acquired upon exercise of an incentive stock option, the Optionee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an employee of the Company at that time. b. At such time as the Optionee is required to pay to the Company an amount with respect to tax withholding obligations as set forth in subparagraph a, the Optionee may elect prior to the date the amount of such withholding tax is determined to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates (including any related FICA obligation) applicable to the Optionee and the particular transaction in accordance with the provisions of Section 9.g of the Plan. c. Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee.

11.   TERMINATION
a. Should optionee voluntarily terminate for Good Cause (as defined below) or be involuntarily terminated for other than Bad Cause (as defined below) more than twelve (12) months from Optionee's date of employment with the Company, then any portion of this option that would have vested in the six (6) months following Optionee's termination date, shall vest on Optionee's termination date. b. GOOD CAUSE shall be defined as any of the following condition, which condition(s) remain(s) in effect ten (10) days after written notice to the Board of Directors of the Company from Optionee of such condition(s):
      i. a decrease in Optionee's base salary and/or a material decrease in Optionee's standard management bonus plan or employee benefits; ii. a material reduction in Optionee's title, authority, responsibilities or duties, as measured against Optionee's title, authority or responsibility or duties immediately prior to such reduction; iii. Optionee is not promoted to President of the Company within eighteen (18) months following his date of employment; iv. the relocation of the Optionee's work place for the Company to a location outside Santa Clara County, California; or
      v. the Company is in breach of the employment agreement (attached) with Optionee.
b. BAD CAUSE shall be defined as:
      i. theft, dishonesty, or intentional falsification of any employment or Company records; ii. intentional and improper disclosure of the Company's confidential or proprietary information; or iii. Optionee's conviction for any criminal act which materially impairs Optionee's ability to perform his duties.

Dated the 1st  day of January 1998

MISSION WEST PROPERTIES

By
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Duly authorized on behalf of the Board of Directors



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The Optionee  acknowledges  receipt of copies of the Plan, the Restricted  Stock
Purchase Agreement and the exhibits referred to therein, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



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Optionee

CONSENT OF SPOUSE


I, _________________________, spouse of the Optionee who executed the foregoing Agreement, hereby agree that my spouse's interest in the shares of Common Stock subject to said Agreement shall be irrevocably bound by the Agreement's terms. I further agree that my community property interest in such shares, if any, shall similarly be bound by said Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Agreement and this consent.


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Spouse